Scudder
21st Century
Growth Fund


Semiannual Report
February 28, 1998

Pure No-Load(TM) Funds



A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.



SCUDDER                    (logo)

                        Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
Date of Inception:  9/9/96   Total Net Assets as of       Ticker Symbol:  SCTGX
                             2/28/98: $33.0 million
--------------------------------------------------------------------------------

o While concerns over the Asian financial crisis increased in the fall, contributing to declines for small- and large-cap stocks, these worries abated toward the end of the fiscal period.

o Despite increased price volatility during the period, Scudder 21st Century Growth Fund posted a 9.53% total return for the six months ended February 28, 1998, which compares favorably with its benchmark, the unmanaged Russell 2000 Growth Index.

o The number of Fund holdings was reduced dramatically during the period in order to concentrate assets on companies that, in the opinion of the Fund's managers, have the greatest potential for earnings gains and higher stock prices.

                                Table of Contents

   3  Letter from the Fund's President     18  Financial Highlights
   4  Performance Update                   19  Notes to Financial Statements
   5  Portfolio Summary                    22  Shareholder Meeting Results
   6  Portfolio Management Discussion      24  Officers and Trustees
   9  Glossary of Investment Terms         25  Investment Products and Services
  10  Investment Portfolio                 26  Scudder Solutions
  15  Financial Statements


                      2 - Scudder 21st Century Growth Fund

                        Letter from the Fund's President
Dear Shareholders,

     Small growth stocks certainly had their ups and downs in the first half of your Fund's six-month fiscal period as the Asian financial crisis prompted investors to seek the relative safety of larger, more established companies. Considering this volatile environment, it is reassuring to see that your Fund outperformed its benchmark. Although investors continue to speculate on the potential impact of Asia's economic woes, the fear of a significantly weakened U.S. economy has subsided, and small growth stocks were able to stage a comeback in February.

     As Fund Managers Peter Chin and Roy McKay outline in the following letter, the Fund's holdings are primarily domestic, with the bulk of their sales and earnings coming from the United States. Moreover, the number of Fund holdings was pared back dramatically during the period in order to concentrate on what Peter and Roy considered the best ideas -- a move that helped the Fund outperform its benchmark index by a comfortable margin.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three industry sector funds that comprise the Choice Series: Scudder Financial Services Fund, Scudder Health Care Fund and Scudder Technology Fund. In addition, April 6 marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder 21st Century Growth Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder 21st Century Growth Fund


                      3 - Scudder 21st Century Growth Fund

PERFORMANCE UPDATE as of February 28, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
2/28/98   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER 21ST CENTURY GROWTH FUND
--------------------------------------
1 Year    $ 12,984   29.84%     29.84%
Life of
Fund*     $ 11,967   19.67%     13.00%

--------------------------------------
RUSSELL 2000 GROWTH INDEX
--------------------------------------
1 Year    $ 12,592   25.92%     25.92%
Life of
Fund*     $ 12,160   21.60%     14.84%

*The Fund commenced operations on September 9, 1996.
Index comparisons begin September 30, 1996.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER 21ST CENTURY GROWTH FUND
Year            Amount
----------------------
9/96*          $10,000
11/96          $ 9,444
2/97           $ 8,778
5/97           $ 9,302
8/97           $10,405
11/97          $10,119
2/98           $11,397

RUSSELL 2000 GROWTH INDEX
Year            Amount
----------------------
9/96*          $10,000
11/96          $ 9,835
2/97           $ 9,657
5/97           $10,204
8/97           $11,423
11/97          $11,317
2/98           $12,160

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended February 28

                       1997    1998
                     ----------------
NET ASSET VALUE...   $ 11.06 $ 14.36
INCOME DIVIDENDS..   $    -- $    --
CAPITAL GAINS
DISTRIBUTIONS.....   $    -- $    --
FUND TOTAL
RETURN (%)........     -7.13   29.84
INDEX TOTAL
RETURN (%)........     -3.43   25.92


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the life of the Fund period would have been lower.



                      4 - Scudder 21st Century Growth Fund

PORTFOLIO SUMMARY as of February 28, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    95%
Cash Equivalents                    5%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The fund seeks to be fully
invested in stocks of small U.S.
growth companies.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Technology                                27%
Health                                    22%
Service Industries                        18%
Consumer Discretionary                    12%
Financial                                  8%
Energy                                     5%
Consumer Staples                           3%
Manufacturing                              2%
Durables                                   2%
Other                                      1%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

While the Fund's top sector
weightings remained essentially
unchanged, management reduced
exposure to foreign companies
and the energy sector.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(30% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   QUADRAMED CORP.
     Developer of financial management and data interchange software products and services

2.   VITESSE SEMICONDUCTOR CORP.
     Manufacturer of digital integrated circuits

3.   WEST MARINE, INC.
     Retailer of recreational and commercial boating supplies and apparel

4.   PINNACLE SYSTEMS, INC.
     Manufacturer of video post-production
     workstations

5.   ACCESS HEALTH, INC.
     Personal health management services

6.   WACKENHUT CORRECTIONS CORP.
     Manager of privatized correctional and detention facilities

7.   G & K SERVICES, INC.
     Uniform rentals

8.   PROTEIN DESIGN LABS, INC.
     Developer of human and humanized antibodies

9.   MAPICS, INC.
     Business planning and control solutions and services

10.  MEDQUIST, INC.
     Electronic document transcription and
     management services


Stock picking emphasized
several investment themes
including meeting needs of aging
baby boomers, productivity
enhancement, outsourcing, and
consolidation.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - Scudder 21st Century Growth Fund

Portfolio Management Discussion

In the following interview, Peter Chin and Roy C. McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the Fund's strategy and the market environment during the six-month period.

Q: How did Scudder 21st Century Growth Fund perform relative to its benchmark, the Russell 2000 Growth Index, for the six-month fiscal period ended February 28, 1998?

A: The Fund provided a 9.53% total return, surpassing the 6.45% index return for the same period. Small growth stocks were hit hard in the fall by the Asian financial crisis, but began to recover in February. As the crisis unfolded, the U.S. stock market initially focused on the negative impact of faltering demand for U.S. exports in Asian markets. Investors generally fled to the perceived safety of larger, more liquid companies. The Fund fared relatively well during the downturn, declining 7.56% versus an 8.20% drop in the Russell index, in part because the portfolio is largely invested in companies with purely U.S. sales and earnings. When small growth stocks began to bounce back in February, our stock-picking strategy helped us outperform on the upside. The Fund rose 13.25% in the final month of the period, versus 8.83% for the index.

Q:  What sectors and stocks helped boost performance?

A: Technology-related companies came back to life toward the end of the period, with sharp gains posted by Vitesse Semiconductor Corp., CMG Information Services, and Pinnacle Systems. Regional banks provided strong performance, thanks to a wave of merger activity in some of the country's fastest-growing areas. Specialty service and consumer stocks also performed well, with solid gains by West Marine, Inc., Wackenhut Corrections Corp., and G&K Services Inc.

Q:  What were some of the disappointments?

A: Sectors that underperformed included energy, manufacturing, and certain biotech companies -- with many disappointments related to the Asian financial crisis and a sharp drop in the price of oil. Superior Energy Services, Alyn Corp., and ESC Medical Systems are three examples of Fund holdings that declined sharply in the fourth quarter of 1997.

Q:  How would you characterize the current investment environment?

A: The situation has two sides. On the negative side, the stock market is reacting to a global weakening of demand as the Asian crisis unfolds and spreads to the Americas and Europe. This sentiment has triggered a flight to liquidity and quality, and large-capitalization stocks continue to outperform small-caps. In the United States, long-term interest rates have dropped below 6% for the first time in many years. The good news is that falling long-term rates usually produce higher valuations for growth stocks, while a strong U.S. dollar tends to favor small-cap stocks because of their domestic focus. Also, the recently lowered capital gains tax rate should heighten the appeal of growth stocks, since they tend to provide more capital appreciation than income.


                      6 - Scudder 21st Century Growth Fund

As we expected, earnings of the 30 largest companies in the portfolio grew dramatically during the most recently reported quarter, up 57% on average. Normally, a drop in rates combined with earnings growth of this magnitude would produce superior absolute and relative performance. But the current environment is not normal, and the flight to quality favored large companies over small ones. We are beginning to see some improvement in small growth-stock prices, but we may not be entirely out of the woods yet.

Q:  What was the Fund's strategy during the period?

A: We reduced export exposure to Asia via the sale of technology companies such as Sawtek, Inc., a component supplier for cellular phones exported to Korea. In addition, we are limiting the Fund's energy exposure. Valuations of energy companies tend to move with prices over the short term, and since energy prices are often determined by political considerations, predictability in the valuations of energy stocks is inherently difficult.

We also took steps to concentrate the portfolio in only those companies in which we have the highest confidence in future earnings increases. Overall, the number of portfolio holdings has dropped to 66 from 91 on August 31, and further reductions are in progress. Purchases were and continue to be concentrated in U.S. companies whose operations do not overly depend upon foreign activities.

Q:  What kinds of stocks do you consider buying?

A: There are several themes guiding investments in the portfolio. One concept is that of the aging baby boomers. For this group, income and accumulated wealth are on the rise as their careers advance and key expenses -- including the mortgage and education costs for their children -- decline. Providers of specialty products and services should benefit from this trend. Fund holdings include St. John Knits, the leading specialty retailer of high-quality knitwear; and West Marine, Inc., a retailer of recreational and commercial boating supplies and apparel. With age comes a greater need for medical products and services. We have invested in medical device companies such as ESC Medical Systems, the largest supplier of medical lasers used to eliminate wrinkles and the visibility of varicose and other veins. Another sector which should benefit is financial services, as the baby-boomer segment of the population accelerates its retirement savings. Fund holdings include Silicon Valley Bancshares, FirstFed Financial, and Southwest Bancorp of Texas.

A second investment theme involves the providers and users of productivity-enhancing products and services. These ideas are rooted in corporate America's continuing drive to reduce costs, improve service, and enhance profit margins in an environment of little or no room to increase prices. Software-related holdings in this vein include Vantive Corp., a provider of sophisticated sales management services; and Wind River Systems, the leading independent supplier of software and hardware combinations tailored to specific customer needs. On the service side of this theme, the common threads are outsourcing, consolidation, and the privatization of government services. Outsourcing enables companies to shed functions that are necessary to keep every


                      7 - Scudder 21st Century Growth Fund
corporation running but that are not central to the basic business. For example, Fund holdings Computer Horizons and Analysts International provide technology services for one-time projects, such as the "year 2000" conversion, as well as ongoing maintenance. Consolidating companies are those that acquire competitors to achieve economies of scale or new geographic penetrations, while the privatization of government services is basically outsourcing by the government to the private sector. For instance, Fund holdings Wackenhut Corrections and Cornell Corrections manage recently privatized correctional and detention facilities.

Q:  Any final thoughts?

A: Above all, we remain committed to investing Scudder 21st Century Growth Fund in the best-available small growth companies for long-term growth of capital. The current environment calls for caution. However, we believe that once the Asian solution becomes more clear, the recovery in small stocks that characterized the second and third quarters of 1997 should resume, fueled by low interest rates, improved earnings growth, and the cut in the capital gains tax rate.


                      8 - Scudder 21st Century Growth Fund

                          Glossary of Investment Terms

 EARNINGS The net income of a company. Earnings are an important gauge of a company's health. Primary earnings per share refers to net income after preferred dividends, divided by common shares outstanding plus the shares that would be outstanding if common stock equivalents were actually converted. Retained earnings are the profits remaining in the company after payment of preferred and common stock dividends. Retained earnings provide an important internal source of capital for business expansion.

FUNDAMENTAL RESEARCH              Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on their balance sheets and income statements. Fundamental research is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements rather than the financial results of the underlying company.

GROWTH STOCK                      Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole.

MARKET CAPITALIZATION             The market value of a company's outstanding
                                  shares of common stock, determined by
                                  multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                  "Large-cap" stocks tend to be among the most liquid.

PRICE/EARNINGS RATIO (P/E)        A widely used gauge of a stock's valuation
(also "earnings multiple")        that indicates what investors are paying for
                                  a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming
                                  12 months. A higher "earnings multiple"
                                  indicates higher expected earnings growth, along with greater risk of earnings disappointment.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder 21st Century Growth Fund

            Investment Portfolio as of February 28, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 2/27/98
  at 5.55%, to be repurchased at $1,674,774 on 3/2/98, collateralized by a                                         -----------
  $1,535,000 U.S. Treasury Bond, 7.875%, 11/15/07 (Cost $1,674,000) .....................      1,674,000             1,674,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 11.4%
Apparel & Shoes 2.1%
Ashworth, Inc.* (Manufacturer of golf sportswear) .......................................         25,500               355,412
St. John Knits, Inc. (Manufacturer of woman's clothing) .................................          8,100               342,225
                                                                                                                   -----------
                                                                                                                       697,637
                                                                                                                   -----------
Department & Chain Stores 2.1%
Renters Choice, Inc.* (Operator of rent-to-own stores offering home electronics,
  appliances, furniture and accessories) ................................................         27,600               690,000
                                                                                                                   -----------
Recreational Products 1.7%
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........         16,300               548,088
                                                                                                                   -----------
Restaurants 0.9%
Il Fornaio (America) Corp. *(Restaurant chain) ..........................................         21,800               297,025
                                                                                                                   -----------
Specialty Retail 4.6%
CDnow, Inc.* (Online retailer of music related products) ................................          1,200                27,450
West Marine, Inc.* (Retailer of recreational and commercial boating supplies
  and apparel) ..........................................................................         38,000             1,042,625
Wilmar Industries, Inc.* (National distributor of repair and maintenance
  products for the apartment housing market) ............................................         19,700               449,406
                                                                                                                   -----------
                                                                                                                     1,519,481
                                                                                                                   -----------
Consumer Staples 2.7%
Food & Beverage 2.7%
Authentic Specialty Foods, Inc.* (Producer and distributor of Mexican foods) ............         29,700               419,513
Hain Food Group, Inc.* (Provider of specialty food products) ............................         34,000               484,500
                                                                                                                   -----------
                                                                                                                       904,013
                                                                                                                   -----------
Health 20.4%
Biotechnology 3.7%
Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............          4,600                60,950
Protein Design Labs, Inc.* (Developer of human and humanized antibodies) ................         20,500               881,500
Vysis, Inc.* (Developer of genetic disease evaluation products) .........................         25,700               285,913
                                                                                                                   -----------
                                                                                                                     1,228,363
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Health Industry Services 7.7%
Access Health, Inc.* (Personal health management services) ..............................         28,500             1,033,125
IDX Systems Corp. *(Provider of health care information systems to physician
  groups and academic medical centers) ..................................................          9,900               409,613
MedQuist, Inc.* (Electronic document transcription and management services) .............         24,750               863,156
Renex Corp.* (Dialysis and ancillary services) ..........................................         36,500               255,500
                                                                                                                   -----------
                                                                                                                     2,561,394
                                                                                                                   -----------
Hospital Management 0.9%
Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .............          7,300               308,425
                                                                                                                   -----------
Medical Supply & Specialty 6.7%
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................         22,500               767,813
Focal, Inc.* (Manufacturer of synthetic liquid surgical sealants) .......................         22,800               336,300
Novoste Corp.* (Developer of a beta radiation catheter delivery system) .................         12,500               370,313
Perclose, Inc.* (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ............................................         24,900               628,725
Vista Medical Technologies, Inc.* (Manufacturer of visualization systems for
  microsurgical procedures) .............................................................          9,400                97,525
                                                                                                                   -----------
                                                                                                                     2,200,676
                                                                                                                   -----------
Pharmaceuticals 1.4%
Coulter Pharmaceutical, Inc.* (Developer of drugs and therapies for treatment
  of cancer) ............................................................................         20,000               465,000
                                                                                                                   -----------
Financial 7.6%
Banks 6.0%
FirstFed Financial Corp.* (Commercial bank holding company) .............................         14,300               577,363
Republic Banking Corp. of Florida* (Commercial bank holding company) ....................         45,000               765,000
Silicon Valley Bancshares* (Commercial bank holding company) ............................          5,600               319,200
Southwest Bancorporation of Texas, Inc.* (Commercial bank holding company) ..............          9,250               333,000
                                                                                                                   -----------
                                                                                                                     1,994,563
                                                                                                                   -----------
Insurance 1.6%
ESG Re Ltd.* (Accident, health, life and special risk reinsurance) ......................         14,000               371,000
Stirling Cooke Brown Holdings Limited* (Holding company which provides risk
  management services and products) .....................................................          7,000               173,250
                                                                                                                   -----------
                                                                                                                       544,250
                                                                                                                   -----------
Media 0.7%
Advertising 0.7%
DoubleClick, Inc.* (Internet advertising network) .......................................          7,300               233,144
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Service Industries 17.3%
EDP Services 5.5%
Analysts International Corp.* (Contract programming and software services) ..............         18,750               663,281
Computer Horizons Corp.* (Diversified information technology services and
  solutions) ............................................................................          5,250               273,984
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................          6,400               297,600
Micromuse, Inc.* (Developer of software solutions to manage information
  technology infrastructure) ............................................................          7,600               144,400
Sapient Corp.* (Producer of flexible information technology applications) ...............          5,500               436,563
                                                                                                                   -----------
                                                                                                                     1,815,828
                                                                                                                   -----------
Miscellaneous Commercial Services 11.8%
ABR Information Services, Inc.* (Benefits, compliance and information services) .........         11,800               334,813
CMG Information Services, Inc.* (Developer of information-based products and
  services for direct marketing) ........................................................         16,600               794,725
Cornell Corrections, Inc.* (Developer and operator of correctional, detention
  and pre-release facilities) ...........................................................         18,500               388,500
G & K Services, Inc. "A" (Uniform rentals) ..............................................         20,400               897,600
Lamalie Associates, Inc.* (Executive search company) ....................................         25,000               489,063
Stratesec, Inc. (Technology based security provider for commercial and
  governmental facilities) ..............................................................         28,500                53,438
Wackenhut Corrections Corp. (Manager of privatized correctional and detention
  facilities) ...........................................................................         32,900               937,650
                                                                                                                   -----------
                                                                                                                     3,895,789
                                                                                                                   -----------
Durables 1.7%
Telecommunications Equipment 1.7%
RIT Technologies Ltd. (Manufacturer of wiring products and systems) .....................         45,000               562,500
                                                                                                                   -----------
Manufacturing 1.4%
Electrical Products 1.4%
Advanced Lighting Technologies, Inc. (Manufacturer of metal halide lighting
  products) .............................................................................         17,100               459,563
                                                                                                                   -----------
Technology 25.3%
Computer Software 14.7%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .............................................................................         10,400               380,900
H.T.E., Inc. (Developer of software applications for utilities and municipal
  agencies) .............................................................................         17,000               357,000
MAPICS, Inc. (Business planning and control solutions and services) .....................         56,800               880,400
QuadraMed Corp.* (Developer of financial management and data interchange
  software products and services) .......................................................         42,700             1,361,063
Vantive Corp.* (Provider of customer interaction applications software) .................         30,300               829,463

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Wind River Systems* (Producer of advanced software operation systems and
  development tools) ....................................................................         15,400               602,525
Xylan Corp.* (Producer of switching systems for local area networks) ....................         18,000               434,250
                                                                                                                   -----------
                                                                                                                     4,845,601
                                                                                                                   -----------
EDP Peripherals 1.0%
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................         11,200               330,400
                                                                                                                   -----------
Electronic Components/Distributors 1.8%
Flextronics International Ltd. (Contract services for manufacturers of
  communications and computer equipment) ................................................         12,900               614,363
                                                                                                                   -----------
Office/Plant Automation 4.4%
DAOU Systems, Inc. (Designer of computer systems for health care providers) .............          9,700               255,838
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing
  computer systems) .....................................................................         10,400               157,950
Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) ............         34,400             1,036,300
                                                                                                                   -----------
                                                                                                                     1,450,088
                                                                                                                   -----------
Semiconductors 3.4%
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............         21,900             1,112,109
                                                                                                                   -----------
Energy 5.1%
Oil & Gas Production 2.1%
KCS Energy, Inc.* (Crude oil and natural gas exploration, development and
  production) ...........................................................................         10,500               186,375
St. Mary Land & Exploration Co. (Oil and gas exploration, development and
  production) ...........................................................................          6,400               232,000
Virginia Gas Company (Natural gas, pipeline and storager company) .......................         33,300               262,238
                                                                                                                   -----------
                                                                                                                       680,613
                                                                                                                   -----------
Oilfield Services/Equipment 3.0%
Global Industries Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ........................................................         26,400               455,400
National-Oilwell, Inc. (Manufacturer of oil and gas drilling equipment) .................          7,200               201,600
Superior Energy Services, Inc. (Oilfield products and services provider) ................         38,000               337,250
                                                                                                                   -----------
                                                                                                                       994,250
                                                                                                                   -----------
Construction 1.3%
Building Materials 1.3%
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................         10,400               427,700
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $24,485,775)                                                                              31,380,863
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $26,159,775) (a)                                                         33,054,863
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------

 *  Non-income producing security.

(a) The cost for federal income tax purposes was $26,369,580. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $6,685,283. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,097,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $412,708. The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder 21st Century Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $26,159,775) ................      $  33,054,863
                 Cash ................................................................                471
                 Receivable for Fund shares sold .....................................             41,133
                 Dividends and interest receivable ...................................              1,099
                 Deferred organization expenses ......................................             15,354
                 Other assets ........................................................                103
                                                                                           ----------------
                 Total assets ........................................................         33,113,023
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................             15,725
                 Payable for Fund shares redeemed ....................................             18,053
                 Accrued management fee ..............................................             22,689
                 Other payables and accrued expenses .................................             61,539
                                                                                           ----------------
                 Total liabilities ...................................................            118,006
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  32,995,017
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net investment loss .....................................           (191,139)
                 Net unrealized appreciation on investments ..........................          6,895,088
                 Accumulated net realized loss .......................................         (1,564,828)
                 Paid-in capital .....................................................         27,855,896
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  32,995,017
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($32,995,017 / 2,296,945 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $14.36
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder 21st Century Growth Fund

                             Statement of Operations
             for the six months ended February 28, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ...........................................................      $      27,057
                 Interest ............................................................             29,871
                                                                                           ----------------
                                                                                                   56,928
                 Expenses:
                 Management fee ......................................................            141,324
                 Services to shareholders ............................................             76,556
                 Custodian and accounting fees .......................................             25,957
                 Trustees' fees and expenses .........................................             22,258
                 Auditing ............................................................             11,234
                 Registration fees ...................................................             13,183
                 Reports to shareholders .............................................             20,820
                 Legal ...............................................................              6,930
                 Amortization of organization expense ................................              2,156
                 Other ...............................................................              3,049
                                                                                           ----------------
                 Total expenses before reductions ....................................            323,467
                 Expense reductions ..................................................            (75,400)
                                                                                           ----------------
                 Expenses, net .......................................................            248,067
                -------------------------------------------------------------------------------------------
                 Net investment loss                                                             (191,139)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from investments ..................................              3,437
                 Net unrealized appreciation during the period on investments ........          2,779,943
                -------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            2,783,380
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   2,592,241
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder 21st Century Growth Fund

                       Statement of Changes in Net Assets

                                                                                                    For the Period
                                                                                                     September 9,
                                                                                                         1996
                                                                                    Six Months       (commencement
                                                                                  Ended February    of operations)
                                                                                     28, 1998        to August 31,
Increase (Decrease) in Net Assets                                                   (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment loss ..........................................    $   (191,139)     $   (164,846)
                Net realized gain (loss) from investment transactions ........           3,437        (1,568,265)
                Net unrealized appreciation on investment transactions
                  during the period ..........................................       2,779,943         4,115,145
                                                                                 ----------------  ----------------
                Net increase in net assets resulting from operations .........       2,592,241         2,382,034
                                                                                 ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ....................................      11,669,430        24,126,673
                Cost of shares redeemed ......................................      (4,578,388)       (3,228,689)
                Redemption fees ..............................................          15,558            14,958
                                                                                 ----------------  ----------------
                Net increase in net assets from Fund share transactions ......       7,106,600        20,912,942
                                                                                 ----------------  ----------------
                Increase in net assets .......................................       9,698,841        23,294,976
                Net assets at beginning of period ............................      23,296,176             1,200
                Net assets at end of period (including accumulated net
                  investment loss of $191,139 for the period ended
                                                                                 ----------------  ----------------
                  February 28, 1998) .........................................    $ 32,995,017      $ 23,296,176
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ....................       1,776,347               100
                                                                                 ----------------  ----------------
                Shares sold ..................................................         872,947         2,058,513
                Shares redeemed ..............................................        (352,349)         (282,266)
                                                                                 ----------------  ----------------
                Net increase in Fund shares ..................................         520,598         1,776,247
                                                                                 ----------------  ----------------
                Shares outstanding at end of period ..........................       2,296,945         1,776,347
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder 21st Century Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                    September 9, 1996
                                                                            Six Months Ended        (commencement of
                                                                           February 28, 1998         operations) to
                                                                              (Unaudited)            August 31, 1997
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......................................      $13.11                  $12.00
                                                                              ----------------------------------------
Income from investment operations:
Net investment loss .......................................................        (.09)                   (.15)
Net realized and unrealized gain on investments ...........................        1.33                    1.25
                                                                              ----------------------------------------
Total from investment operations ..........................................        1.24                    1.10
                                                                              ----------------------------------------
Redemption fees ...........................................................         .01                     .01
                                                                              ----------------------------------------
Net asset value, end of period ............................................      $14.36                  $13.11
----------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ......................................................        9.53**                  9.25 (c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................          33                      23
Ratio of operating expenses, net to average daily net assets (%) ..........        1.75*                   1.75*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) .............................................................        2.27*                   3.52*
Ratio of net investment loss to average daily net assets (%) ..............       (1.34)*                 (1.27)*
Portfolio turnover rate (%) ...............................................       133.7*                   92.0*
Average commission rate paid ..............................................      $.0454                  $.0405

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*     Annualized
**    Not annualized


                      18 - Scudder 21st Century Growth Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $7,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilitzed or until August 31, 2005, the expiration date, whichever occurs first. In addition, from November 1, 1996 through August 31, 1997, the Fund incurred approximately $1,337,000 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1998.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the


                      19 - Scudder 21st Century Growth Fund

Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the six months ended February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $24,101,094 and $18,549,052, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors/Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until December 31, 1998 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months


                      20 - Scudder 21st Century Growth Fund
ended February 28, 1998, the Adviser did not impose a portion of its management fee amounting to $75,400 and the amount imposed amounted to $65,924 of which $22,689 was unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1998, SSC imposed fees amounting to $50,802, of which $9,070 was unpaid at February 28, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At February 28, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $17,063.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1998, STC imposed fees amounting to $3,808, of which $750 is unpaid at February 28, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1998, SFAC imposed fees amounting to $18,750, of which $3,125 is unpaid at February 28, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1998, the Trustees' fees and expenses aggregated $22,258.


                      21 - Scudder 21st Century Growth Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder 21st Century Growth Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                   Number of Votes:
                                                   ----------------

                     Trustee                  For                Withheld
                     -------                  ---                --------

        Paul Bancroft III                  1,157,384              34,311

        Sheryle J. Bolton                  1,157,670              34,025

        William T. Burgin                  1,157,956              33,739

        Thomas J. Devine                   1,157,645              34,050

        Keith R. Fox                       1,156,071              35,624

        William H. Luers                   1,158,001              33,694

        Wilson Nolen                       1,157,237              34,458

        Daniel Pierce                      1,157,220              34,475

        Kathryn L. Quirk                   1,157,071              34,624

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against         Abstain        Broker Non-Votes*
         ---           -------         -------        -----------------

      1,121,389         38,632          31,674              13,606

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For           Against         Abstain        Broker Non-Votes*
         ---           -------         -------        -----------------

      1,056,944         58,283          62,862              13,606


                     22 - Scudder 21st Century Growth Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against          Abstain       Broker Non-Votes*
         ---           -------          -------       -----------------

      1,112,044         46,935           46,340             13,606

5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------

                  Fundamental Policies                    For            Against           Abstain           Broker
                  --------------------                    ---            -------           -------           ------
                                                                                                           Non-Votes*

             5.1  Diversification                      1,066,244          48,186           63,659            13,606

             5.2  Borrowing                            1,065,823          48,393           63,873            13,606

             5.3  Senior securities                    1,066,043          48,386           63,660            13,606

             5.4  Concentration                        1,066,443          47,987           63,659            13,606

             5.5  Underwriting of securities           1,065,600          48,616           63,873            13,606

             5.6  Investment in real estate            1,065,647          43,144           69,298            13,606

             5.7  Purchase of physical                 1,065,220          43,358           69,511            13,606
                  commodities

             5.8  Lending                              1,065,448          43,343           69,298            13,606

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        1,133,596                    19,488                     38,611

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     23 - Scudder 21st Century Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; Director, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Roy C. McKay*
Vice President

Thaddeus Paluszek*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Richard W. Desmond*
Assistant Secretary

Caroline Pearson*
Assistant Secretary





                        *Scudder Kemper Investments, Inc.



                     24 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder 21st Century Growth Fund

                                Scudder Solutions
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Convenient ways to invest, quickly and reliably:
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
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
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          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
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          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
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                      26 - Scudder 21st Century Growth Fund
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Mutual Funds and More -- Brokerage and Guidance Services:
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          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
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Additional Information on How to Contact Scudder:
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          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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                      27 - Scudder 21st Century Growth Fund
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About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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